                                AMENDMENT NO. 2
                                      to
                               CREDIT AGREEMENT

         AMENDMENT No. 2 (this "Amendment"), dated as of June 18, 1998, to the Credit Agreement, dated as of July 31, 1997, by and among Production Resource Group, L.L.C. (the "Borrower"), the Lenders party thereto and The Bank of New York, as agent for the Lenders (in such capacity, the "Agent"), as amended by Amendment No. 1 ("Amendment No. 1"), dated as of December 12, 1997 (as so amended, the "Credit Agreement").

                                   RECITALS

         A. Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

         B. The Borrower has requested that the Agent and the Lenders amend the Credit Agreement to adjust certain financial covenants for certain fiscal periods, waive certain other provisions of the Credit Agreement and consent to two Acquisitions as set forth below, and the Agent and the Lenders have agreed to do so subject to the terms and conditions set forth herein.

         In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section
11.1 of the Credit Agreement, the parties hereto hereby agree as follows:

Article I.   Amendment.

         The Credit Agreement is, effective on the date of this Amendment, hereby amended as follows:

         1. The definition of "Collateral Documents" contained in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

               "Collateral Documents": collectively, (i) the Pledge Agreements, the Security Agreement, the Guaranty, (ii) any guaranty, security agreement or equivalent document delivered to the Agent at any time in respect of foreign Subsidiaries or foreign assets, and
          (iii) all documents executed or delivered in connection with any of the foregoing.

         2. The definition of "Consolidated" contained in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

               "Consolidated": the Borrower and its Subsidiaries which are consolidated for financial reporting purposes, and from and after January 1, 1998, the Borrower, its Subsidiaries and Affiliates, to the extent that such Affiliates are consolidated for financial reporting purposes.

         3. The definition of "Excess Cash Flow" contained in Section 1.1 of the Credit Agreement is amended by deleting the text following "(v)" and inserting in its place the following:

         mandatory payments of principal of the Revolving Credit Loans pursuant to Sections 2.5(b), 2.5(f) and 2.5(g), and (vi) mandatory payments of principal of other Indebtedness.

         4. The definition of "Fixed Charge Coverage Ratio" contained in
Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

               "Fixed Charge Coverage Ratio": at any date of determination, the ratio of (a) the sum of (i) EBITDA (before giving effect to Acquisitions, mergers and other Dispositions during such period) plus (ii) cash proceeds received by the Borrower from any equity issuance or other capital contribution to the Borrower occurring during the immediately preceding four fiscal quarter period excluding the capital contributions required pursuant to Section 7.14, to (b) Fixed Charges for the four fiscal quarter period ending on such date or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarter period. For any calculation of the Fixed Charge Coverage Ratio which includes the fiscal quarter ended March 31, 1998, the sum of $18,900,000 will be added to EBITDA.

         5. The definition of "Fixed Charges" contained in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

               "Fixed Charges": for any period, with respect to the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP, the sum of (i) mandatory payments of principal (including mandatory payments of the Revolving Credit Loans resulting from reductions in the Aggregate Commitment Amount pursuant to Section 2.4(b)(ii)) on Total Debt made or required to be made during such period, but excluding (a) payments pursuant to Section 2.5(c), and
          (b) mandatory payments of principal related to the payment in full of any Indebtedness secured by any Real Property owned by Scenic,
          (ii) Capital Expenditures made during such period minus the sum of
          (A) to the extent not included in calculating EBITDA, net cash proceeds from the sale of used rental equipment sold during such period for cash and (B) the Capital

          Expenditures incurred, on or after April 1, 1998, on the Las Vegas Property not in excess of $3,500,000, (iii) Capital Lease Obligations paid or required to be paid during such period, (iv) without duplication, taxes and Restricted Payments (excluding any Restricted Payments made pursuant to Sections 8.6(v), 8.6(vi) or 8.6(vii)), and (v) Interest Expense to the extent paid or required to be paid in cash, minus the sum of (A) income from Investments permitted under Section 8.5(a) actually received in cash during such period, (B) the lesser of (x) the Net Cash Proceeds received from the sale of any of the Real Property described in Paragraph 2 of
          Article II of Amendment No. 1, and (y) any Capital Expenditures made on such Real Property, in either case to the extent of the Capital Expenditures included in subpart (ii) hereof, (C) the capital contributions made pursuant to Section 7.14 and (D) any amount of the Restricted Payments allowed pursuant to Section 8.6(vii) to the extent that the same have not been paid out.

         6. The definition of "Real Property" contained in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

               "Real Property": all real property owned or leased by the Borrower, any of its Subsidiaries or any Consolidated Affiliate.

         7. Section 1.1 of the Credit Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

               "Las Vegas Property": the Real Property located at 5950 South Valley View Boulevard, Las Vegas, Nevada.

               "Pro-Mix Acquisition": The Acquisition by the Borrower, on January 2, 1998, of certain assets of Pro-Mix, Incorporated, a New York corporation, and Pro-Mix A.F.I., Inc., a New York corporation.

               "Scenic": Scenic Properties L.L.C., a New York limited liability company.

               "Year 2000 Issue": the failure of computer software, hardware and firmware systems and equipment containing embedded computer chips to properly receive, transmit, process, manipulate, store, retrieve, re-transmit or in any other way utilize data and information due to the occurrence of the year 2000 or the inclusion of dates on or after January 1, 2000.

         8. Section 2.5(d) of the Credit Agreement is amended by inserting the phrase "(except Scenic)" after the words "any Guarantor".

         9. Section 2.5 of the Credit Agreement is amended by redesignating Subsection (g) to be Subsection (h), and a new Subsection (g) is inserted as follows:

               (g) Mandatory Prepayments of Revolving Credit Loans Relating to Receipt of Offering Proceeds. On the date of receipt of any Offering Proceeds (other than proceeds received in connection with the issuance of Preferred Membership Units and proceeds received in connection with any Investment permitted under Section 8.5(f) to purchase Capital Stock of the Borrower), such Offering Proceeds shall be applied to the prepayment of the Revolving Credit Loans.

         10. Section 4 of the Credit Agreement is amended by adding a new
Section 4.21 as follows:

               4.21.    Year 2000 Issue

               The Borrower and its Subsidiaries have reviewed the effect of the Year 2000 Issue on the computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for the Borrower and its Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such computer systems of the Borrower and its Subsidiaries interface). The costs to the Borrower and its Subsidiaries of any reprogramming required as a result of the Year 2000 Issue to permit the proper functioning of such systems and equipment and the proper processing of data, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the Year 2000 Issue to the Borrower or any of its Subsidiaries (including reprogramming errors and the failure of systems or equipment supplied by others) are not reasonably expected to result in a Default or Event of Default or to have a material adverse effect on the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower or any of its Subsidiaries.

         11. Section 7.11 of the Credit Agreement is amended to amend and restate Subsections (a) and (b) of such Section in their entirety as follows:

               (a) Pro Forma Interest Coverage Ratio. Maintain at all times during the periods set forth below, a Pro Forma Interest Coverage Ratio of not less that the ratios set forth below:

                                                    Pro Forma Interest
                           Period                      Coverage Ratio
                           ------                      --------------

                  January 1, 1998 through
                  September 30, 1999                     1.75:1:00

                  October 1, 1999
                  and thereafter                         2.00:1.00

               (b) Fixed Charge Coverage Ratio. Maintain at all times during the periods set forth below, a Fixed Charge Coverage Ratio of not less that the ratios set forth below:

                                                   Fixed Charge
                          Period                  Coverage Ratio
                          ------                  --------------

                 January 1, 1998 through
                 June 30, 1998                      1.05:1:00

                 July 1, 1998
                 and thereafter                     1.10:1.00

         12. Section 7 of the Credit Agreement is amended by inserting new Sections 7.14 and 7.15 after Section 7.13 to read as follows:

               7.14 Mandatory Capital Contribution

               Ensure that each of the individuals listed on the Consent of Members attached hereto files all of such individual's personal income tax returns by no later than August 15, 1998, and requests therein the maximum available cash refund of taxes paid for the tax year 1997; and to the extent that each such individual receives, as a result of such filings, refunds of income taxes paid up to the amount of the Restricted Payments received by such individual during 1997, the Borrower shall receive capital contributions in cash from each such individual in an aggregate amount up to $3,500,000.

               7.15 Year 2000 Issue

               The Borrower shall take, and shall cause each of its Subsidiaries to take, all necessary action to complete in all material respects by September 30, 1999, the reprogramming of computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for the Borrower and its Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such systems of the Borrower or any of its Subsidiaries interface) required as a result of the Year 2000 Issue to permit the proper functioning of such computer systems and other equipment and the testing of such systems and equipment, as so reprogrammed. At the request of the Agent, the Borrower shall provide, and shall cause each of its Subsidiaries to provide, to the Agent reasonable assurance of its compliance with the preceding sentence.

         13. Section 8.3(a) of the Credit Agreement is amended and restated in its entirety as follows:

               (a) Capital Expenditures, which, in any fiscal quarter ending after April 1, 1998 and on or before December 31, 1998, shall not exceed the sum of (i) $3,500,000, (ii) any remaining amount under this Section 8.3(a) which was unspent in any preceding fiscal quarter of such period, which amount shall not exceed $3,500,000,
          (iii) the aggregate of such amounts as shall have been specified as "Additional Permitted Capital Expenditures" in any Consents that the Agent and the Lenders shall execute in connection with any Acquisitions made subsequent to the date hereof and no later than December 31, 1998, (iv) the lesser of (x) the Net Cash Proceeds received from the sale of any of the Real Property described in Paragraph 2 of Article II of Amendment No. 1, and (y) any Capital Expenditures made on such Real Property, in either case to the extent of Capital Expenditures previously counted against the limitation of this Section 8.3(a), (v) the capital contributions made pursuant to Section 7.14 to the extent that the same shall not have been counted in this Section 8.3(a) in any previous fiscal quarter, and (vi) any amount of the Restricted Payments allowed pursuant to Section 8.6(vii) to the extent that the same have not been paid out.

         14. Section 8.3 of the Credit Agreement is amended by redesignating Subsections (b) through (e) to be Subsections (c) through (f) respectively, and a new Subsection (b) is inserted as follows:

               (b) Capital Expenditures on the Las Vegas Property not to exceed $3,500,000 in the aggregate from and after April 1, 1998.

         15. Section 8.3(f) (formerly 8.3(e)) of the Credit Agreement is amended by inserting the phrase ", excluding the Acquisition Cost of the Pro-Mix Acquisition," after each occurrence of the words "$30,000,000 in the aggregate".

         16. Section 8.6 of the Credit Agreement is amended by inserting the words "or Consolidated Affiliates" after the words "permit any of its Subsidiaries" in the introductory phrase of such Section.

         17. Section 8.6 of the Credit Agreement is amended by deleting the word "and" immediately preceding Subsection (vi) thereof, and by inserting the following immediately preceding the "." at the end of such Section:

          , and (vii) one or more Restricted Payments to the members of Scenic, each in an amount not to exceed an amount equal to (a) the Net Cash Proceeds from the sale of any Real Property owned by Scenic, minus (b) the aggregate amount of all Capital Expenditures made, on or after January 1, 1998, on such Real Property, provided that (A) the capital contributions required pursuant to Section 7.14 shall have occurred, (B) the Real Property owned by Scenic in New Windsor, New York and Las Vegas, Nevada shall have been sold, (C) all Indebtedness secured by all Real Property owned by Scenic shall have been repaid in full, and (D) no Default or Event of Default shall have occurred and be continuing or would occur after giving effect thereto

Article II.  Waivers.

         The Agent and the Lenders hereby agree, effective on the date of this Amendment, as follows:

         1. The Agent and the Lenders waive any Defaults occurring under Sections 7.11(a) and 7.11(b) of the Credit Agreement prior to the effectiveness of this Amendment.

         2. The Agent and the Lenders waive compliance with Section 7.1(a) of the Credit Agreement with respect to the delivery of the financial statements for the Borrower's fiscal year ended December 31, 1997, to the extent that such financial statements were received by the Agent on April 30, 1998.

         3. In connection with the Pro-Mix Acquisition, the Borrower issued 79,179 of Preferred Units (as such term is defined in the Second Amended and Restated Limited Liability Company Agreement of the Borrower, dated as of December 1, 1997). The Agent and the Lenders waive, through June 15, 1998, compliance with the requirements of Sections 8.3(f) and 8.12(a) of the Credit Agreement with respect to the pledge of the Preferred Units and other documentation required in respect of the Pro-Mix Acquisition.

Article III.   Consents.

     The Agent and the Lenders hereby agree, subject to the satisfaction of the conditions precedent set forth in Article IV below, as follows:

         1. The Agent and the Lenders consent, effective on each Consent Effective Date (as defined below), to the Acquisitions by the Borrower of (a) Light & Sound Design Holdings Limited, a U.K. corporation (the "LSDHL Acquisition"), which may be structured as more than one partial purchase of the company's stock, and (b) Production Arts Lighting Inc. (the "PA Acquisition" and, collectively with the LSDHL Acquisition, the "Pending Acquisitions"), substantially on the terms outlined in the letters of intent dated February 24, 1998 and March 16, 1998, respectively, provided that no other Acquisitions shall have been consumated prior to the date on which the Borrower completes each of the Pending Acquisitions. If, at any time, one or both of the Pending Acquisitions have not been consumated, the Borrower may make other Acquisitions, provided that the Borrower remains in compliance with the requirements of Section 8.3(f) of the Credit Agreement. In the event that any other such Acquisitions are consumated prior to one or both of the Pending Acquisitions, then the consent herein shall only be effective to the extent that the consumation of such Pending Acquisition shall be in compliance with the requirements of Section 8.3(f) of the Credit Agreement. Each Acquisition, including each of the Pending Acquisitions, when consumated, shall reduce the amount available for Acquisitions pursuant to Section 8.3(f) of the Credit Agreement in the amount of the Acquisition Cost of such Acquisition.

         2. The Agent and the Lenders consent to the disposition by Scenic of any of the Real Property owned by it, provided that (i) all Indebtedness secured by such Real Property shall be repaid in full from the proceeds of such disposition, and (ii) all loans or advances made by the Borrower to Scenic in connection with such Real Property shall be repaid in full from the proceeds of such disposition.

Article IV.  Conditions of Effectiveness.

         1. This Amendment shall become effective, and shall be dated, as of the date that the Agent shall have received (i) counterparts of this Amendment executed by each of the Borrower, the Guarantors, the Required Lenders and the Agent, (ii) an opinion of counsel to the Borrower and the Guarantors, in form and substance satisfactory to the Agent, and (iii) the Borrower shall have paid all fees and expenses owed to the Agent, the Lenders and Special Counsel which have been accrued and/or incurred up to and including the date hereof.

         2. The Consents granted under Paragraph 1 of Article III hereof shall become effective as of the dates (each, a "Consent Effective Date") that the Agent shall have received, in form and substance satisfactory to the Agent, the items required pursuant to Sections 8.3(f) and 8.12 of the Credit Agreement in respect of the Pending Acquisitions. Notwithstanding anything to the contrary in the foregoing sentence, it is agreed that the pledge and delivery of any Capital Stock required pursuant to said sections may be made to the Agent within fifteen (15) days after the closing of the related Acquisition. To the extent that the Acquisition of LSDHL consists of foreign assets or creates a foreign Subsidiary, the documentation executed with respect to a security interest therein and/or a guaranty therefrom, as required by Sections 8.3(f) and 8.12(c) of the Credit Agreement shall be such that the rights and obligations of the various parties created thereunder are substantially equivalent to those which would be created by execution of the Supplements to the Guaranty and the Security Agreement with respect to a domestic Subsidiary or domestic assets, with such changes as may be required by the Agent or to comply with laws governing such foreign transactions. The requirements of Sections 8.3(f) and 8.12(c) of the Credit Agreement will be deemed met by the delivery of such documentation in form and substance satisfactory to the Agent and its counsel.

Article V.   Other Provisions.

         1. Except as specifically amended or waived above, the Credit Agreement and all other Loan Documents shall remain in all respects in full force and effect.

         2. In order to induce the Agent and the Lenders to execute this Amendment, the Borrower hereby (i) certifies that, immediately after giving effect to this Amendment or any portion thereof, all representations and warranties contained in the Credit Agreement are true and correct in all respects as of the date hereof and that no Default or Event of Default exists under the Credit Agreement, (ii) reaffirms and admits the validity and enforceability of the Loan Documents and its obligations thereunder, and (iii) agrees and admits that it has no valid defenses to or offsets against any of its obligations to the Agent and the Lenders under the Loan Documents as of the date hereof.

         3. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

         4. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         5. This Amendment shall be subject to the conditions and limitations specified herein, and the rights of the parties hereto under the Loan Documents shall be otherwise unaffected.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    PRODUCTION RESOURCE GROUP,
                                    L.L.C.

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    THE BANK OF NEW YORK,
                                    Individually and as Agent

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------



                                    BANK OF SCOTLAND

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    CIBC INC.

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------

                                    CORESTATES BANK, N.A.

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    FIRST UNION NATIONAL BANK

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    IBJ SCHRODER BANK & TRUST
                                    COMPANY

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    KEY CORPORATE CAPITAL INC.

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    USTRUST

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------

                                    STATE STREET BANK AND TRUST
                                    COMPANY

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------

PRODUCTION RESOURCE GROUP, L.L.C.
AMENDMENT NO. 2

                             Consent of Guarantors

             The undersigned, as Guarantors to the Credit Agreement, each hereby consents to the foregoing Amendment No. 2 and hereby confirms and agrees that, notwithstanding the effectiveness of said Amendment No. 2, the Guaranty and each Loan Document in effect on the date hereof to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                                    HARRIS PRODUCTION SERVICES, INC.

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    ECTS, A SCENIC TECHNOLOGY
                                    COMPANY, INC., a Delaware corporation

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    SHOWPAY, INC.

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    SCENIC PROPERTIES L.L.C.

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------

                                    PRG PLANNING & DEVELOPMENT L.L.C.

                                    By:    PRODUCTION RESOURCE GROUP,
                                           L.L.C., Majority Member

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    SHOWPAY, L.L.C.

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------


                                    ATTRACTION MANAGEMENT L.L.C.

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------

                              Consent of Members

             Each of the undersigned holders of the Capital Stock of the Borrower and/or Harris Production Services, Inc. hereby agrees that, to the extent that such individual received, whether actually or constructively, any Restricted Payments during 1997 related to the fiscal years ended December 31, 1996 or December 31, 1997, such individual shall
    (i) file all of his personal income tax returns and request the maximum available cash refund of taxes paid for the year 1997 by no later than August 15, 1998, and (ii) make one or more capital contributions as required pursuant to Section 7.14 of the Credit Agreement, which requires that, to the extent that each such individual receives, as a result of such filings, refunds of income taxes paid up to the amount of the Restricted Payments received by such individual during 1997, the Borrower shall receive capital contributions in cash from each such individual in an aggregate amount up to $3,500,000.


                                        ---------------------------
                                        KEVIN BAXLEY


                                        ---------------------------
                                        WILLIAM ENNIS


                                        ---------------------------
                                        FRED GALLO


                                        ---------------------------
                                        JEREMIAH HARRIS


                                        ---------------------------
                                        ROY SEARS


                                        ---------------------------
                                        JOHN WOLF

               The Borrower hereby represents that the above listed individuals are the only individuals to have received, either actually or constructively, the Restricted Payments referred to herein.


    PRODUCTION RESOURCE GROUP, L.L.C.

    By:
           ------------------------
    Name:
           ------------------------
    Title:
           ------------------------

                          Affirmation of Guaranty of
                           Scenic Properties L.L.C.

             Notwithstanding anything to the contrary contained in Paragraph 2 of Article II of Amendment No. 1, Scenic Properties L.L.C. ("Scenic") hereby affirms that (i) its Guaranty has remained in effect at all times, and (ii) it continues to be bound by the terms of the Loan Documents to which it is a party, both heretofore and hereafter executed.

             Pursuant to Section 5(d) of the Guaranty and Article II, Paragraph 2 of Amendment No. 1 to the Credit Agreement, Scenic may engage in no business other than the ownership of the Real Property described therein and real property management activities directly related thereto. Scenic hereby agrees that, following the sale of such Real Property, and for such period of time as it remains a Guarantor, it shall engage in no other business activity without the prior written consent of the Agent and the Lenders.


                                    SCENIC PROPERTIES L.L.C.

                                    By:
                                           ------------------------
                                    Name:
                                           ------------------------
                                    Title:
                                           ------------------------